UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)

(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Change in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Flagstar Bancorp, Inc. (“Flagstar” or the “Company”) approved PricewaterhouseCoopers LLP ("PwC") as its new independent registered public accounting firm as of October 24, 2014 for the fiscal year ending December 31, 2015.

On October 24, 2014, the Audit Committee also approved the dismissal of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm effective as of the date of Baker Tilly’s completion of audit services for the year ending December 31, 2014, and the filing of the Company’s Annual Report on Form 10-K.

During the two years ended December 31, 2013 and 2012, and the subsequent interim period through October 24, 2014, there were: (i) no disagreements between the Company and Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of such disagreements in connection with their reports on the consolidated financial statements of Flagstar for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Moreover, the reports of Baker Tilly on Flagstar’s consolidated financial statements for the years ended December 31, 2013 and 2012, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through October 24, 2014 Flagstar has not consulted with PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Flagstar's consolidated financial statements, and neither a written report nor oral advice was provided to Flagstar that PwC concluded was an important factor considered by Flagstar in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 or Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Flagstar had provided Baker Tilly a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”), and requested Baker Tilly to furnish the Company a letter addressed to the Commission indicating whether it agrees with the above statements. A copy of Baker Tilly’s letter is included as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibits

16.1	Letter from Baker Tilly Virchow Krause, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: October 30, 2014	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.         Description

16.1	Letter from Baker Tilly Virchow Krause, LLP

Exhibit 16.1